Contingent Liabilities, Commitments and Liens	12 Months Ended
Dec. 31, 2017
Contingent Liabilities Commitments And Liens
CONTINGENT LIABILITIES, COMMITMENTS AND LIENS
NOTE 14:-	CONTINGENT LIABILITIES, COMMITMENTS AND LIENS

a.	Commitments - BBS technology:

In January 2014, the Company reported that it received a letter from Ramot at Tel-Aviv University Ltd. (“Ramot”), the Tel-Aviv University’s technology transfer company, in which Ramot announced its intention to terminate the license and research agreement in connection with the BBS technology (the Alzheimer’s drug). The Company’s position was that Ramot’s announcement was illegitimate and groundless. The parties negotiated the disputes between them in order to reach an agreed solution including in matters related to the INATI, and at the beginning of October 2014, reached an agreement on an outline according to which the Company will return the license to Ramot, including the exclusive license to use and commercialize the assets and knowhow gained at the Company during the license term (“the Company’s assets and knowhow”) and, in return, if the Company’s assets and knowhow are being commercialized, the Company will receive royalties in the future (in the scope, percentages and conditions as determined) (“the Agreed Outline”). After the Agreed Outline became effective, the parties agreed that the license agreement will become null and void and that any monetary and/or other liability between the parties will become null and void including the Company’s undertaking to bear the costs of registration and/or maintaining the patents effective from the cancellation date as above and thereafter such that Ramot will be responsible for such debts.

On August 18, 2016, the Department of Administrative Enforcement of The Israel Securities Authority (“ISA”) filed an administrative letter of claims against the Company, the Company’s Chairman, and certain former officers of the Company. The letter of claims alleged that the Company and the named respondents carried out five different violations of the Securities Law regarding the Company’s reports in respect of the above license agreement. Following discussions the Company held with the ISA, the Company agreed to pay a monetary sanction of $43,000 (NIS 150,000) in twenty equal installments.

In April 2017 the Company settled the administrative inquiry and agreed to admit with in the parameters of these proceedings to the following breaches: (i) failure to submit an immediate report about a material event (the license agreement termination) in a timely and lawful manner; (ii) inclusion of a misleading detail in an immediate report; and (iii) misleading the ISA in connection with such actions. The Company was required to pay a monetary sanction of $43,000 (NIS 150,000) (and potentially an additional equal sum if the Company is found to have committed the same breaches in the next 24 months). In addition, the Company’s Chairman also agreed to admit, with in the parameters of these proceeding, to having made the abovementioned breaches and to pay a monetary sanction of $43,000 (NIS 150,000). He will be also subject to a one year probationary condition, whereby if he is found to commit a similar violation, he will be prevented from serving as an officer or director of a public company. No sanctions have been established in connection with his prevention of serving as an officer in public companies.

Since May 2017, The Company paid approximately $17,000 from the monetary sanction (eight installments) and recorded a provision for the remaining fee of approximately $23,000. Furthermore, pursuant to the investment agreement between the Company and Jesselson Investments Ltd., if monetary sanctions by the ISA higher than $20,000 are imposed on the Company, it will be required to compensate Jesselson Investments Ltd. by way of cash payment equal to the amount of the monetary sanctions or by issuing Jesselson Investments Ltd. additional shares in an amount equal to the amount of the monetary sanctions divided by NIS 0.5, at the discretion of Jesselson Investments Ltd. As of December 31, 2017, the Company has yet to compensate Jesselson Investments Ltd., therefore a provision in the amount of $43,000 was recorded due to the fact that according to the investment agreement with Jesselson Investments Ltd., the amount of the compensation will be equal to the monetary sanction.

b.	Commitment - New Ramot Agreement:

In February 2016, the Company entered into an exclusive, irrevocable, worldwide research and license agreement with Ramot at Tel Aviv University Ltd. (“Ramot”) for a patent application relating to methods for treatment of cognitive decline with low doses of tetrahydrocannabinol. Pursuant to the agreement, the Company is obligated to pay patent filing and prosecution expenses, including past expenses, and to fund further research in an amount of approximately $62,000. Furthermore, the Company is obligated to pay fees (aggregating approximately $3.5 million) upon the occurrence of certain milestones, including achieving the completion of a Phase II clinical trial, pivotal clinical trial, filing a new drug application with the U.S. Food and Drug Administration, the receipt of regulatory approvals and the achievement of worldwide sales which exceed certain thresholds. Pursuant to the agreement, the Company is obligated to pay royalties at a low single digit percentage rate upon commercialization of a product based on licensed asset, and a percentage rate in the low twenties pursuant to a sublicense of the licensed assets. Pursuant to the agreement, the Company undertook to conduct technology research and the Company may terminate such obligation with no further obligation to fund it should the principal investigator cease to supervise the research and Ramot will be unable to locate an alternative scientist acceptable to the Company. The exclusivity under the license agreement expires and the agreement terminates upon expiration of all of the Company payment obligations under the agreement, after which Ramot shall be entitled to freely use, sell, and otherwise transfer the technology under the license and grant further licenses without accounting to the Company. The patent expiration date of any patent maturing from this application would likely be 2035. The Company expects the exclusivity period to end upon the earlier of the termination of the license agreement or the patent expiration date.

As of December 31, 2017 the Company estimates that it has met all the obligations and commitments under the license agreement to that date.

c.	Commitment - Dekel Pharmaceuticals Ltd.:

In May 2015, the Company entered into an exclusive, irrevocable, worldwide license agreement with Dekel Pharmaceuticals Ltd. (a private company controlled by the Company’s chairman and interim CEO, Dr. Ascher Shmulewitz) (“Dekel”) for certain technology and one granted U.S. patent related to compositions and methods for treating inflammatory disorders. The agreement became effective in August 2015. The Company then granted Dekel an option to purchase 3,876,000 of its Ordinary Shares at an exercise price of NIS 0.5 per share, exercisable for 90 days. The option was fully exercised as of November 2015.

The Company also granted Dekel an additional option to purchase 11,926,154 of its Ordinary Shares at an exercise price of NIS 0.65 per share, exercisable for 12 months. As of December 31, 2017, 65% of the second option (representing options to purchase 7,760,256 Ordinary Shares) has been exercised, for aggregate consideration of NIS 5 million, and the remainder of the option has expired.

Pursuant to the license agreement, in May 2016 the Company issued Dekel 200,000 of its Ordinary Shares at a price per share of NIS 0.5 on account of future royalty payments. The Company also is obligated to pay Dekel fees based on specific milestones and royalties upon commercialization. The milestone payments include: (i) $25,000 upon the successful completion of preclinical trials (which milestone was met in November 2016, this payment was paid in cash in March 2017); (ii) $75,000 upon the successful completion of a Phase I/IIa trial; And (iii) $75,000 upon the earlier of generating net revenues of at least $200,000 from the commercialization of the technology or the approval of the FDA / the European Medicines Agency, or the EMA, of a drug based on the licensed assets. In each case, and subject to the Company’s discretion, the respective milestone payments are payable in cash or equity based on a price per Ordinary Share of NIS 0.5. The royalty payments are 8% for commercialization and 35% pursuant to a sub-license of the licensed assets. The patent expiration dates of any patents maturing from this application would likely be 2029.

On November 2017, the general meeting of the Company’s shareholders approved a amendment to the License Agreement, in which if the Company closes a financing round of at least $5 million by June 30, 2018 [including appropriate filings with and obtainment of the required approvals of the Israeli Securities Authority and the TASE (and the NASDAQ or SEC, if required)], all potential royalties, sub-royalties, milestones and any other financial consideration (and future considerations) referred to in the Company’s license agreement with Dekel, will be an automatic converted into 19,000,000 Ordinary shares of the Company (equivalent to 475,000 ADSs).

The Company’s managements, with the assistance of two consultants, determined the number of Ordinary Shares that shall be issued by the Company to Dekel, pursuant to the Second Amendment. The two consultants chosen by the Company are independent leading firms in the area of (i) commercial assessment of pharmaceutical assets in clinical development (“CA Consultant”) and (2) fair market valuation (“DCF Consultant”). The process with the CA Consultant consisted of: (a) characterizing the foundational market dynamics and commercial opportunities for new entrants into the disease areas in which the Company is focused; (b) conducting the appropriate secondary and primary research (including exhaustive interview with 30 key opinion leaders) to inform the above; (c) developing a topline financial model representing the clinical/commercial opportunity for a new agent in the future treatment armamentarium in the disease areas; and (d) creating a commercial landscape deliverable that can support internal decision processes and external shareholder communication. Thereafter, the DCF Consultant, which is one of the “Big-Four” international accounting firms (but not including the Company’s current accounting firm) performed a fair value analysis of Dekel’s potential revenues that could be derived from the royalties, sub-licensing fees, and all other remuneration. The DCF Consultant performed a fully-integrated discounted cash flow analysis based on the conclusions of the CA Consultant, along with various sensitivity analyses. The risk adjusted fair value of Dekel’s potential revenues based on the aforementioned methodologies was determined to be 19,000,000 Ordinary Shares.

Except as mentioned above, no other milestone was achieved during 2017.

d.	On June 7, 2016 (the “Effective Date”), the Company entered into a binding term sheet-agreement with Belvit Pharma LLC (“Belvit”) for certain intellectual property rights, including a provisional patent application covering the method and formulation for the sublingual administration of THC with enhanced bioavailability. The Company initially intends to exploit this technology with respect to Mild Cognitive Impairments (“MCI”). Pursuant to the term sheet, the Company will receive an exclusive, irrevocable, worldwide, license to develop, manufacture, and commercialize a drug based on a low-dose of THC and a right of first negotiation with respect to normal-dose technology within the twenty four months of the Effective Date of the term sheet. The Company agreed to pay all costs and expenses related to the development of the technology, and to conduct, at the Company expense, a Pharmacokinetics (“PK”)/bioavailability. The Company shall further pay Belvit a low single-digit royalty rate upon commercialization of a product based on the licensed assets. Furthermore, Belvit shall have the right to use the study results. Belvit shall pay the Company a low single-digit royalty rate from any income from other uses of the technology. While the Company will be responsible for the development of the technology, Belvit will be responsible for the formulation development. The term sheet further includes the development stages and estimated development costs. Filing and patent prosecution will be borne by both parties. Entry into a definitive license agreement is subject to the Company’s successful completion of the above mentioned PK/bioavailability study. The patent expiration date of any patent maturing from this application would likely be 2037.

On August 25, 2017, the company has received Chesapeake IRB approval for the protocol and ICF for the above mention PK study. During the year, the Company paid approximately $89,000 for the PK study. As of December 31, 2017, the Company has no other commitments regarding this study.

e.	On November 22, 2016, the Company entered into an investigator initiated study contract with Yale University to conduct a phase IIa clinical trial. In December 2016, the first patient was enrolled. The proposed trial will evaluate the safety, tolerability and efficacy of THX-110 in treating approximately 18 Tourette syndrome subjects aged 18 to 60. The total agreement is estimating in the amount of approximately USD 230,000.

On December 4, 2017, the enrolment was completed. Top-line results are currently anticipated in the first half of 2018. During the year, the Company paid Yale University $106,000 and recorded a provision in the amount of $124,000.

f.	In March 2017, the Company entered into an exclusive, worldwide, sublicensable, royalty-bearing license (“the License Agreement”) with Yissum Research Development Company of the Hebrew University of Jerusalem Ltd (“Yissum”) for the grant of a license to an issued U.S. patent, including foreign counterparts, that covers nasal delivery of cannabinoids, excluding any use or exploitation of cannabinoids in conjunction or combination with Tramadol (but including exploitation of cannabinoids in conjunction or combination with other substances), all subject to a development plan to be approved by Yissum for the purpose of research, developing, and commercializing. Pursuant to the agreement, Yissum will grant the Company an exclusive, worldwide, sublicensable, royalty-bearing license to the patents and the Company will pay Yissum fees based on specific milestones (aggregating approximately $1 million) and medial single-digit royalties upon the commercialization of a product based on the licensed assets. Royalty rates will decrease to a low single-digit percentage upon commercialization of a competitive product or if the Company is required to pay a third party in order to sell the technology based product. The Company will further undertake to pay all patent filing and prosecution expenses, including past expenses.

The Company will also compensate and indemnify Yissum from and against any damage, loss, cost and expenses incurred by the Company or by it subordinates by reason of any acts or omissions, or which derive from the exploitation or use of the technology or related product. Pursuant to the license agreement the exclusivity under the license agreement expires if not terminated earlier, on a country-by-country, product-by-product basis, upon the later of: (i) the date of expiration in such country of the last to expire licensed patent included in the licensed technology; (ii) the date of expiration of any exclusivity on the product granted by a regulatory or government body in such country; or (iii) the end of a period of fifteen (15) years from the date of the first commercial sale in such country. The patent expiration dates for the patents covered by the license agreement are from 2026-2028 (see Note 21b).

g.	On April 11, 2017, the Company entered into an investigator initiated study contract with Hannover Medical School (“MHH”) to conduct during 2018 a phase IIb clinical trial titled “A Randomized, Double-Blind, Placebo Controlled study to Evaluate the Safety, Tolerability and Efficacy of Up to Twice Daily Oral THX-110 in Treating Adults with Tourette Syndrome” in treating approximately 20 Tourette syndrome subjects aged 18 to 65. Upon the execution of the agreement the Company paid the first instalment in the amount of $122,000 out of a total estimated amount of approximately $776,000.

Due to regulatory and strategically reasons, the Company has decided to change the study design from investigator initiated to industry sponsored trial. During October 2017, a discussion was carried out between the Company and MHH and the later was informed about this change and a termination letter stating the above was sent to MHH on November 19, 2017.

Currently the Company is in the final stage of signing an industry sponsored trial agreement with MHH. MHH acknowledges it will have to pay back parts of the first instalment that was paid by the Company in accordions with the initial contract.

h.	On October 3, 2017, the Company entered into an agreement with Assuta Medical Center to conduct a Phase IIa, sponsor-initiated trial for the treatment of Obstructive Sleep Apnea (OSA) using the Company’s proprietary cannabinoid-based technology, THX-110. The study is expected to commence in the second quarter of 2018 and estimated in an amount of approximately $65,000.

i.	On November 16, 2017, the Company entered into an agreement with Dalhousie University to conduct a pre-clinical study with the goal of testing the effect of THX-130 on cognitive and neurological state as well as mortality in a model of repeated mild traumatic brain injury. The agreement is estimated in an amount of approximately $66,000, in which half of the amount was paid during 2017.

j.	On November 16, 2017, the Company entered into an agreement with FGK Clinical Research GmbH (“FGK”) to perform CRO activities for the Tourette syndrome study that will be performed in Germany during 2018. FGK will provide, inter alia, regulatory writing and submissions, CRF services, supervision of the study conduct, data management and statistical analysis. On January 2018, the Company paid the first instalment of the agreement in the amount of $101,000 out of a total estimated amount of approximately $681,000.

k.	On December 11, 2017, the Company entered into an agreement with Comprehensive Research Institute (“CRI”) for the assessment of its proprietary combinational therapy THX-110 in patients suffering from chronic pain for which existing medicines do not provide adequate relief. The Company expects to commence a Phase IIa clinical trial in the fourth quarter of 2018. The agreement is estimated in an amount of approximately $100,000.

l.	Operating lease commitments:

On July 10, 2017, a new, three-year (apply on August 1, 2017), lease agreement was signed with a third party (“the Lease Agreement”) for an area of approximately 200 square meters in order to relocated the Company’s offices from the Azrieli Center in Tel-Aviv to Hashahar tower in Givataaim. The monthly lease fee according to the Lease Agreement is set at approximately $6,000, linked to the Israeli CPI

As of December 31, 2017, the minimum lease payments for the following 31 months under the Lease Agreement are expected to be in the total amount of approximately $186,000.

m.	Liens:

According to the Lease Agreement, and in order to secure the Company’s obligation for the lease of the new offices abovementioned in Note 14l, the Company provided a bank guarantee of approximately $24,000 in favor of the lessor. To secure the bank guarantee, the Company pledged such amount in a bank account.